Chubb Group of Insurance Companies,                           DECLARATIONS
                                                              FINANCIAL INSTITUTION INVESTMENT
CHUBB                                                         COMPANY A5SSET PROTECTION BOND
15 Mountain View Road, Warren, New Jersey 07059
Graphics omitted
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NAME OF ASSURED (including its                                Bond Number:  81458705
SUBSIDIARIES):

EXCELSIOR PRIVATE EQUITY FUND II, INC.
                                                              FEDERAL INSURANCE COMPANY

225 HIGH RIDGE ROAD                                           Incorporated under the laws of Indiana
STAMFORD, CONN 06905                                          a stock insurance company herein called the COMPANY
                                                              Capital Center, 251 North Illinois, Suite 1100
                                                              Indianapolis, IN 46204-1927
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
ITEM 1.  BOND PERIOD:      from     12:01 a.m. on April 6, 2007
                           to       12:01 a.m. on April 6, 2008

ITEM 2.  LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

         If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. There shall be no deductible applicable to any loss under INSURING CLAUSE 1, sustained by any Investment Company.

 INSURING CLAUSE                            LIMIT OF LIABILITY      DEDUCTIBLE
                                                                     AMOUNT
 ---------------                            ------------------       ------

    1. Employee                              $      3,500,000       $   50,000
    2. On Premises                           $      3,500,000       $   50,000
    3. In Transit                            $      3,500,000       $   50,000
    4. Forgery or Alteration                 $      3,500,000       $   50,000
    5. Extended Forgery                      $      3,500,000       $   50,000
    6. Counterfeit Money                     $      3,500,000       $   50,000
    7. Threats to Person                     $      3,500,000       $   50,000
    8. Computer System                       $      3,500,000       $   50,000
    9. Voice Initiated Funds Transfer
       Instruction                           $      3,500,000       $   50,000
   10. Uncollectible Items of Deposit        $        100,000       $   10,000
   11. Audit Expense                         $         25,000       $    5,000

ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:

         1 -- 5

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

                     /s/ W. Andrew Macan             /s/ Thomas F. Motamed
                           Secretary                       President

                                                 /s/ Robert Hamburger
Countersigned by  __________________________     ______________________________
                                                    Authorized Representative

--------------------------------------------------------------------------------


                    The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

INSURING CLAUSES

EMPLOYEE            1.        Loss   resulting    directly   from   LARCENY   or
                              EMBEZZLEMENT committed by any EMPLOYEE, alone or in collusion with others.

ON PREMISES         2.        Loss of PROPERTY  resulting directly from robbery,
                              burglary, false pretenses, common law or statutory
                              larceny,  misplacement,  mysterious  unexplainable
                              disappearance,  damage,  destruction  or  removal,
                              from the  possession,  custody  or  control of the
                              ASSURED,   while  such   PROPERTY   is  lodged  or
                              deposited at premises located anywhere.

IN TRANSIT           3.       Loss of PROPERTY  resulting  directly  from common
                              law or statutory larceny, misplacement, mysterious
                              unexplainable     disappearance,     damage     or
                              destruction, while the PROPERTY is in transit anywhere:

                              a. in an armored motor vehicle, including loading and unloading thereof,

                              b. in the custody of a natural person acting as a messenger of the ASSURED, or

                              c.        in  the  custody  of  a   TRANSPORTATION
                                        COMPANY  and  being   transported  in  a
                                        conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                                        (1)       written records,

                                        (2)       securities      issued      in
                                                  registered form, which are not
                                                  endorsed or are  restrictively
                                                  endorsed, or

                                        (3)       negotiable   instruments   not
                                                  payable to  bearer,  which are
                                                  not     endorsed     or    are
                                                  restrictively endorsed.

                    Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

INSURING CLAUSES
(continued)

FORGERY OR
ALTERATION          4.        Loss resulting directly from:

                              a. FORGERY on, or fraudulent material alteration of, any bills of exchange,
                                        checks,       drafts,       acceptances,
                                        certificates  of  deposits,   promissory
                                        notes, due bills,  money orders,  orders
                                        upon  public   treasuries,   letters  of
                                        credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                              b. transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial
                                        institution   or  EMPLOYEE;

                    excluding, however, under this INSURING CLAUSE any loss covered under INSURING CLAUSE 5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                    For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

EXTENDED FORGERY    5.        Loss resulting  directly from the ASSURED  having,
                              in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                              a. acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                                        (1)       bear    a    FORGERY    or   a
                                                  fraudulently          material
                                                  alteration,

                                        (2)       have been lost or stolen, or

                                        (3)       be COUNTERFEIT, or

                              b. guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS.


                    Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.

INSURING CLAUSES

EXTENDED FORGERY    For  the  purpose  of  this  INSURING CLAUSE, a mechanically
(CONTINUED)         reproduced  facsimile  signature  is  treated  the same as a handwritten signature.

COUNTERFEIT MONEY   6.        Loss  resulting  directly  from the receipt by the
                              ASSURED in good faith of any COUNTERFEIT money.

THREATS TO PERSON   7.        Loss resulting directly from surrender of PROPERTY
                              away from an office of the ASSURED as a result of a threat communicated to the ASSURED to do bodily harm to an EMPLOYEE as defined in Section 1.e.
                              (1), (2) and (5), a RELATIVE or invitee of such EMPLOYEE, or a resident of the household of such EMPLOYEE, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such PROPERTY:

                              a. the EMPLOYEE who receives the threat has made a reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and

                              b the ASSURED has made a reasonable effort to notify the Federal Bureau of Investigation and local law enforcement authorities concerning such threat.

                    It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER SYSTEM     8.        Loss resulting directly from fraudulent:

                              a.        entries of data into, or

                              b. changes of data elements or programs within,

                              a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                                        (1)       funds or other  property to be
                                                  transferred,      paid      or
                                                  delivered,

                                        (2)       an account  of the  ASSURED or
                                                  of its  customer  to be added,
                                                  deleted,  debited or credited,
                                                  or

                                        (3)       an  unauthorized  account or a
                                                  fictitious   account   to   be
                                                  debited or credited.

INSURING CLAUSES
(CONTINUED)

VOICE INITIATED     9.        Loss resulting directly from VOICE INITIATED FUNDS
FUNDS TRANSFER                TRANSFER  INSTRUCTION  directed  to  the   ASSURED
INSTRUCTION                   authorizing   the   transfer   of   dividends   or
                              redemption  proceeds of INVESTMENT  COMPANY shares
                              from a CUSTOMER'S   account,  provided  such VOICE
                              INITIATED FUNDS TRANSFER INSTRUCTION was:

                              a. received at the ASSURED'S offices by those EMPLOYEES of the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER INSTRUCTION,

                              b. made by a person purporting to be a CUSTOMER, and

                              c. made by said person for the purpose of causing the ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.

                              In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.


UNCOLLECTIBLE       10.       Loss  resulting  directly from the ASSURED  having
ITEMS OF DEPOSIT              credited an account of a customer,  shareholder or
                              subscriber on OF DEPOSIT  DEPOSIT the faith of any
                              ITEMS OF DEPOSIT which prove to be  uncollectible,
                              provided   that  the  crediting  of  such  account
                              causes:


                              a.        redemptions   or   withdrawals   to   be
                                        permitted,

                              b.        shares to be issued, or

                              c.        dividends to be paid,

                              from an account of an INVESTMENT COMPANY.

                              In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                              ITEMS OF DEPOSIT shall not be deemed uncollectible until the ASSURED'S standard collection procedures have failed.

AUDIT EXPENSE       11.       Expense  incurred  by the ASSURED for that part of
                              the cost of audits or examinations required by any
                              governmental      regulatory      authority     or
                              self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.

GENERAL AGREEMENTS

ADDITIONAL          A.        If  more  than  one  corporation,   or  INVESTMENT
COMPANIES                     COMPANY, or any combination of them is included as
INCLUDED                      the ASSURED herein:
AS ASSURED

                              (1) The total liability of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                              (2) Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT COMPANY with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                              (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                              (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                              (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

REPRESENTATION      B.        The ASSURED represents that all information it has
MADE BY ASSURED               furnished  in the  APPLICATION  for  this  Bond or
                              otherwise  is  complete,  true and  correct.  Such
                              APPLICATION and other information constitute part of this Bond.

                              The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                              Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.

GENERAL AGREEMENTS
(continued)


ADDITIONAL OFFICES  C.        If the ASSURED,  other than an INVESTMENT COMPANY,
OR EMPLOYEES -                while   this   Bond  is  in   force,   merges   or
CONSOLIDATION,                consolidates with, or purchases or acquires assets
MERGER OR PURCHASE            or liabilities of another institution, the ASSURED
OR ACQUISITION OF             shall not have the coverage  afforded  under  this
ASSETS OR                     Bond for loss which has:
LIABILITIES -
NOTICE TO COMPANY             (1)       occurred or will occur on premises, or

                              (2) been caused or will be caused by an employee, or

                              (3) arisen or will arise out of the assets or liabilities,

                              of such institution, unless the ASSURED:

                              a. gives the COMPANY written notice of the proposed consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and

                              b. obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

                              c. on obtaining such consent, pays to the COMPANY an additional premium.


CHANGE OF CONTROL   D.        When the  ASSURED  learns of a change  in  control
- NOTICE TO                   (other  than  in an  INVESTMENT COMPANY),  as  set
COMPANY                       forth  in  Section  2(a)  (9)  of  the  Investment
                              Company Act of 1940, the ASSURED shall within sixty (60) days give written notice to the COMPANY setting forth:

                              (1) the names of the transferors and transferees (or the names of the beneficial owners if the voting securities are registered in another name),

                              (2) the total number of voting securities owned by the transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and

                              (3) the total number of outstanding voting securities.

                              Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

COURT COSTS         E.        The COMPANY will  indemnify  the ASSURED for court
AND ATTORNEYS'                costs and reasonable  attorneys' fees incurred and
FEES                          paid by the  ASSURED  in  defense,  whether or not
                              successful, whether or not fully litigated on the merits and whether or not settled, of any claim suit or legal proceeding with respect to which the ASSURED would be entitled to recovery under this Bond. However, with respect to INSURING CLAUSE 1., this Section shall only apply in the event that:

                              (1) an EMPLOYEE admits to being guilty of LARCENY or EMBEZZLEMENT,

                              (2) an EMPLOYEE is adjudicated to be guilty of LARCENY or EMBEZZLEMENT, or

GENERAL AGREEMENTS

COURT COSTS AND               (3)       in  the  absence  of 1 or  2  above,  an
ATTORNEYS' FEES                         arbitration panel agrees, after a review
(CONTINUED)                             of an agreed  statement of facts between
                                        the  COMPANY  and the  ASSURED,  that an
                                        EMPLOYEE   would  be  found   guilty  of
                                        LARCENY OR EMBEZZLEMENT if such EMPLOYEE were prosecuted.

                              The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                              If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                              If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                              If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                              If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                              Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.

CONDITIONS AND
LIMITATIONS

DEFINITIONS         1.        As used in this Bond:

                              a. COMPUTER SYSTEM means a computer and all input, output, processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                              b. COUNTERFEIT means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                              c. CUSTODIAN means the institution designated by an INVESTMENT COMPANY to maintain possession and control of its assets.

                              d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT COMPANY which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION.

                              e.        EMPLOYEE means:

                                        (1)       an officer of the ASSURED,

                                        (2)       a natural  person while in the
                                                  regular service of the ASSURED
                                                  at  any   of   the   ASSURED'S
                                                  premises    and    compensated
                                                  directly    by   the   ASSURED
                                                  through its payroll system and
                                                  subject to the  United  States
                                                  Internal  Revenue Service Form
                                                  W-2   or   equivalent   income
                                                  reporting   plans   of   other
                                                  countries,    and   whom   the
                                                  ASSURED   has  the   right  to
                                                  control  and direct both as to
                                                  the result to be  accomplished
                                                  and details and means by which
                                                  such result is accomplished in
                                                  the    performance   of   such
                                                  service,

                                        (3)       a   guest   student   pursuing
                                                  studies or  performing  duties
                                                  in  any   of   the   ASSURED'S
                                                  premises,

                                        (4)       an  attorney  retained  by the
                                                  ASSURED  and  an  employee  of
                                                  such attorney  while either is
                                                  performing  legal services for
                                                  the ASSURED,

                                        (5)       a natural  person  provided by
                                                  an  employment  contractor  to
                                                  perform  employee  duties  for
                                                  the    ASSURED    under    the
                                                  ASSURED'S  supervision  at any
                                                  of the ASSURED'S premises,

                                        (6)       an employee of an  institution
                                                  merged  or  consolidated  with
                                                  the   ASSURED   prior  to  the
                                                  effective date of this Bond,

                                        (7)       a  director  or trustee of the
                                                  ASSURED,    but   only   while
                                                  performing   acts  within  the
                                                  scope  of  the  customary  and
                                                  usual duties of any officer or
                                                  other  employee of the ASSURED
                                                  or while acting as a member of
                                                  any committee  duly elected or
                                                  appointed  to examine or audit
                                                  or have  custody  of or access
                                                  to PROPERTY of the ASSURED, or

CONDITIONS AND
LIMITATIONS

DEFINITIONS                             (8)       each      natural      person,
(CONTINUED)                                       partnership   or   corporation
                                                  authorized      by     written
                                                  agreement  with the ASSURED to
                                                  perform services as electronic
                                                  data  processor  of  checks or
                                                  other     accounting   records
                                                  related  to  such  checks  but
                                                  only   while   such    person,
                                                  partnership  or corporation is
                                                  actually    performing    such
                                                  services and not;

                                                  a.  creating,       preparing,
                                                      modifying  or  maintaining
                                                      the   ASSURED'S   computer
                                                      software or programs, or

                                                  b.  acting as  transfer  agent
                                                      or in   any  other  agency
                                                      capacity     in    issuing
                                                      checks,     drafts      or
                                                      securities     for     the
                                                      ASSURED,

                                        (9)       any   partner,    officer   or
                                                  employee   of  an   investment
                                                  advisor,     an    underwriter
                                                  (distributor),    a   transfer
                                                  agent      or      shareholder
                                                  accounting recordkeeper, or an
                                                  administrator,      for     an
                                                  INVESTMENT    COMPANY    while
                                                  performing  acts coming within
                                                  the scope of the customary and
                                                  usual  duties of an officer or
                                                  employee   of  an   INVESTMENT
                                                  COMPANY  or acting as a member
                                                  of any committee  duly elected
                                                  or appointed to examine, audit
                                                  or have  custody  of or access
                                                  to PROPERTY  of an  INVESTMENT
                                                  COMPANY.

                                                  The  term  EMPLOYEE  shall not
                                                  include any partner,   officer
                                                  or   employee  of  a  transfer
                                                  agent, shareholder  accounting
                                                  recordkeeper or administrator:

                                                  a.  which     is     not    an
                                                      "affiliated   person"  (as
                                                      defined  in  Section  2(a)
                                                      of     the      Investment
                                                      Company   Act  of 1940) of
                                                      an  INVESTMENT  COMPANY or
                                                      of     the      investment
                                                      advisor   or   underwriter
                                                      (distributor)    of   such
                                                      INVESTMENT  COMPANY, or

                                                  b.  which   is  a  `bank"  (as
                                                      defined  in  Section  2(a)
                                                      of     the      Investment
                                                      Company  Act of 1940).

                                                      This Bond does not  afford
                                                      coverage  in  favor of the
                                                      employers  of  persons  as
                                                      set forth in e.  (4),  (5)
                                                      and (8)  above,  and  upon
                                                      payment to the  ASSURED by
                                                      the   COMPANY    resulting
                                                      directly  from  LARCENY OR
                                                      EMBEZZLEMENT  committed by
                                                      any   of   the   partners,
                                                      officers or  employees  of
                                                      such  employers,   whether
                                                      acting    alone    or   in
                                                      collusion with others,  an
                                                      assignment  of such of the
                                                      ASSURED'S    rights    and
                                                      causes of action as it may
                                                      have      against     such
                                                      employers   by  reason  of
                                                      such  acts  so   committed
                                                      shall,  to the  extent  of
                                                      such payment,  be given by
                                                      the    ASSURED    to   the
                                                      COMPANY,  and the  ASSURED
                                                      shall  execute  all papers
                                                      necessary to secure to the
                                                      COMPANY     the     rights
                                                      provided for herein.

                                        Each employer of persons as set forth in
                                        e.(4),   (5)  and  (8)   above  and  the
                                        partners,  officers and other  employees
                                        of such employers shall  collectively be
                                        deemed  to be one  person  for  all  the
                                        purposes   of  this   Bond;   excepting,
                                        however,  the fifth paragraph of Section
                                        13.

                                        Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.

CONDITIONS AND
LIMITATIONS

DEFINITIONS                             f.        FORGERY  means the  signing of
(CONTINUED)                                       the  name of  another  natural
                                                  person   with  the  intent  to
                                                  deceive  but  does  not mean a
                                                  signature  which  consists  in
                                                  whole or in part of one's  own
                                                  name,    with    or    without
                                                  authority, in any capacity for
                                                  any purpose.

                                        g.        INVESTMENT  COMPANY  means any
                                                  investment  company registered
                                                  under the  Investment  Company
                                                  Act of 1940 and  listed  under
                                                  the  NAME  OF  ASSURED  on the
                                                  DECLARATIONS.

                                        h.        ITEMS OF DEPOSIT  means one or
                                                  more  checks or  drafts  drawn
                                                  upon a  financial  institution
                                                  in  the   United   States   of
                                                  America.

                                        i.        LARCENY OR EMBEZZLEMENT  means
                                                  larceny  or   embezzlement  as
                                                  defined  in  Section 37 of the
                                                  Investment   Company   Act  of
                                                  1940.

                                        j.        PROPERTY means money,  revenue
                                                  and other stamps;  securities;
                                                  including  any  note,   stock,
                                                  treasury     stock,      bond,
                                                  debenture,     evidence     of
                                                  indebtedness,  certificate  of
                                                  deposit,     certificate    of
                                                  interest or  participation  in
                                                  any profit-sharing  agreement,
                                                  collateral trust  certificate,
                                                  preorganization certificate or
                                                  subscription,     transferable
                                                  share,   investment  contract,
                                                  voting   trust    certificate,
                                                  certificate  of deposit  for a
                                                  security, fractional undivided
                                                  interest in oil, gas, or other
                                                  mineral  rights,  any interest
                                                  or instruments  commonly known
                                                  as  a   security   under   the
                                                  Investment   Company   Act  of
                                                  1940, any other certificate of
                                                  interest or participation  in,
                                                  temporary      or      interim
                                                  certificate  for, receipt for,
                                                  guarantee  of, or  warrant  or
                                                  right  to   subscribe   to  or
                                                  purchase any of the foregoing;
                                                  bills       of       exchange;
                                                  acceptances;           checks;
                                                  withdrawal    orders;    money
                                                  orders;  travelers' letters of
                                                  credit;   bills   of   lading;
                                                  abstracts of title;  insurance
                                                  policies,  deeds, mortgages on
                                                  real   estate    and/or   upon
                                                  chattels     and     interests
                                                  therein;  assignments  of such
                                                  policies,  deeds or mortgages;
                                                  other     valuable     papers,
                                                  including  books  of  accounts
                                                  and other  records used by the
                                                  ASSURED in the  conduct of its
                                                  business  (but  excluding  all
                                                  electronic   data   processing
                                                  records);   and,   all   other
                                                  instruments  similar  to or In
                                                  the nature of the foregoing in
                                                  which the ASSURED  acquired an
                                                  interest  at the  time  of the
                                                  ASSURED'S   consolidation   or
                                                  merger  with,  or  purchase of
                                                  the  principal  assets  of,  a
                                                  predecessor  or which are held
                                                  by the ASSURED for any purpose
                                                  or in any capacity and whether
                                                  so  held  gratuitously  or not
                                                  and whether or not the ASSURED
                                                  is liable therefor.

                                        k.        RELATIVE  means the  spouse of
                                                  an  Employee or partner of the
                                                  ASSURED   and  any   unmarried
                                                  child supported  wholly by, or
                                                  living  in the home  of,  such
                                                  Employee  or partner and being
                                                  related   to  them  by  blood,
                                                  marriage        or       legal
                                                  guardianship.

                                        l.        SECURITIES, documents or other
                                                  written    Instruments   means
                                                  original  (including  original
                                                  counterparts)   negotiable  or
                                                  non-negotiable instruments, or
                                                  assignments thereof,  which in
                                                  and of themselves represent an
                                                  equitable interest, ownership,
                                                  or debt and  which  are in the
                                                  ordinary  course  of  business
                                                  transferable  by  delivery  of
                                                  such   Instruments   with  any
                                                  necessary    endorsements   or
                                                  assignments.

CONDITIONS AND
LIMITATIONS

DEFINITIONS                             m.        SUBSIDIARY      means      any
CONTINUED)                                        organization   that,   at  the
                                                  inception  date of this  Bond,
                                                  is named in the APPLICATION or
                                                  is  created  during  the  BOND
                                                  PERIOD  and of which more than
                                                  fifty  percent  (50%)  of  the
                                                  outstanding    securities   or
                                                  voting rights representing the
                                                  present   right  to  vote  for
                                                  election of directors is owned
                                                  or  controlled  by the ASSURED
                                                  either directly or through one
                                                  or more of its subsidiaries.

                                        n.        TRANSPORTATION  COMPANY  means
                                                  any     organization     which
                                                  provides its own or its leased
                                                  vehicles for transportation or
                                                  which     provides     freight
                                                  forwarding   or  air   express
                                                  services.

                                        o.        VOICE INITIATED ELECTION means
                                                  any    election     concerning
                                                  dividend options  available to
                                                  INVESTMENT             COMPANY
                                                  shareholders   or  subscribers
                                                  which  is  requested  by voice
                                                  over the telephone.

                                        p.        VOICE   INITIATED   REDEMPTION
                                                  means any redemption of shares
                                                  issued   by   an    INVESTMENT
                                                  COMPANY  which is requested by
                                                  voice over the telephone.

                                        q.        VOICE INITIATED FUNDS TRANSFER
                                                  INSTRUCTION  means  any  VOICE
                                                  INITIATED  REDEMPTION or VOICE
                                                  INITIATED ELECTION.

                                        For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

GENERAL             2.        THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -
APPLICABLE TO ALL             a         loss  not  reported  to the  COMPANY  in
INSURING CLAUSES                        writing  within  sixty  (60) days  after
                                        termination of this Bond as an entirety;

                              b. loss due to riot or civil commotion outside the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b , however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                              c.        loss   resulting  from  the  effects  of
                                        nuclear    fission    or    fusion    or
                                        radioactivity;

                              d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                              e.        damages   of  any  type  for  which  the
                                        ASSURED   is  legally   liable,   except
                                        compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                              f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond,
                                        except  to  the  extent   covered  under
                                        INSURING CLAUSE 11.;

                              g.        loss    resulting   from   indirect   or
                                        consequential loss of any nature;

CONDITIONS AND
LIMITATIONS

GENERAL EXCLUSIONS            h.        loss  resulting  from  dishonest acts by
- APPLICABLE TO                         any member of the Board of  Directors or
ALL INSURING                            Board of  Trustees of the ASSURED who is
CLAUSES                                 not  an  EMPLOYEE,  acting  alone  or in
(CONTINUED)                             collusion with others;

                              i.        loss,   or  that   part  of  any   loss,
                                        resulting solely from any violation by the ASSURED or by any EMPLOYEE:

                                        (1)  of any law regulating:

                                             a.  the Issuance, purchase or sale
                                                 of securities,

                                             b.  securities   transactions   on
                                                 security or commodity exchanges
                                                 or the over the counter market,

                                             c.  investment companies,

                                             d.  investment  advisors,  or

                                        (2)  of  any  rule  or  regulation  made
                                             pursuant to any such  law;  or

                              j.        loss   of   confidential    information,
                                        material or data;

                              k.        loss  resulting  from voice  requests or
                                        instructions     received    over    the
                                        telephone,    provided   however,   this
                                        Section 2.k. shall not apply to INSURING
                                        CLAUSE 7. or 9.

SPECIFIC            3.        THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -
APPLICABLE TO ALL             a.        loss  caused by an  EMPLOYEE,  provided,
INSURING CLAUSES                        however,  this  Section  3.a.  shall not
EXCEPT INSURING                         apply  to loss  covered  under  INSURING
CLAUSE 1.                               CLAUSE 2. or 3. which  results  directly
                                        from      misplacement,       mysterious
                                        unexplainable disappearance, or damage or destruction of PROPERTY;

                              b. loss through the surrender of property away from premises of the ASSURED as a result of a threat:

                                        (1)       to  do  bodily   harm  to  any
                                                  natural person, except loss of
                                                  PROPERTY  in  transit  in  the
                                                  custody of any  person  acting
                                                  as  messenger  of the ASSURED,
                                                  provided    that   when   such
                                                  transit  was  initiated  there
                                                  was   no   knowledge   by  the
                                                  ASSURED  of any  such  threat,
                                                  and provided further that this
                                                  Section  3.b.  shall not apply
                                                  to INSURING CLAUSE 7., or

                                        (2)       to do damage  to the  premises
                                                  or PROPERTY of the ASSURED;

                              c. loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;

                              d. loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;

                              e.        loss of property while in the mail;

CONDITIONS AND
LIMITATIONS

SPECIFIC                      f.        loss  resulting from the failure for any
EXCLUSIONS -                            reason  of  a  financial  or  depository
APPLICABLE TO                           institution,   its   receiver  or  other
ALL INSURING                            liquidator  to pay or  deliver  funds or
CLAUSES EXCEPT                          other  PROPERTY to the ASSURED  provided
INSURING                                further that this Section 3.f. shall not
CLAUSE 1.                               apply  to  loss  of  PROPERTY  resulting
(CONTINUED)                             directly   from    robbery,    burglary,
                                        misplacement, mysterious unexplainable disappearance, damage, destruction or removal from the possession, custody or control of the ASSURED.

                              g. loss of PROPERTY while in the custody of a TRANSPORTATION COMPANY, provided however, that this Section 3.g. shall not apply to INSURING CLAUSE 3.;

                              h. loss resulting from entries or changes made by a natural person with authorized access to a COMPUTER System who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement
                                        programs  for  the  ASSURED's   COMPUTER
                                        SYSTEM; or

                              i. loss resulting directly or indirectly from the input of data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authenticate ion mechanism.


SPECIFIC            4.        THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
EXCLUSIONS -
APPLICABLE TO                 a.        loss  resulting  from  the  complete  or
ALL INSURING                            partial non-payment of or default on any
CLAUSES EXCEPT                          loan  whether such loan was procured  in
INSURING CLAUSE                         good faith or through  trick,  artifice,
1., 4., AND 5.                          fraud  or   false  pretenses;  provided,
                                        however,  this  Section 4.a. shall   not
                                        apply to INSURING CLAUSE 8.;

                              b.        loss   resulting  from  forgery  or  any
                                        alteration;

                              c. loss involving a counterfeit provided, however, this Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.

LIMIT OF            5.        At all times  prior to  termination  of this Bond,
LIABILITY/NON-                this Bond  shall  continue  in force for the limit
REDUCTION AND                 stated  in  the applicable  sections of ITEM 2. of
NON-ACCUMULATION              the   DECLARATIONS, notwithstanding  any  previous
OF LIABILITY                  loss for  which  the  COMPANY  may have paid or be
                              liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                              a. any one act of burglary, robbery or hold-up, or attempt thereat, in which no EMPLOYEE is concerned or implicated, or

                              b. any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                              c.        all acts,  other than those specified in
                                        a. above, of any one person, or

CONDITIONS AND
LIMITATIONS

LIMIT OF                      d.        any one  casualty  or event  other  than
LIABILITY/NON-                          those  specified in a., b., or c. above.
REDUCTION AND
NON-ACCUMULATION              shall  be  deemed  to be one  loss  and  shall  be
OF LIABILITY                  limited  to  the  applicable  LIMIT  OF  LIABILITY
(CONTINUED)                   stated in ITEM 2. of the DECLARATIONS of this Bond
                              irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                              All acts, as specified in c. above, of any one person which

                              i. directly or indirectly aid in any way wrongful acts of any other person or persons, or

                              ii. permit the continuation of wrongful acts of any other person or persons whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

DISCOVERY           6.        This Bond applies only to loss first discovered by
                              an officer of the ASSURED  during the BOND PERIOD.
                              Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                              a. facts which may subsequently result in a loss of a type covered by this Bond, or

                              b. an actual or potential claim in which it is alleged that the ASSURED Is liable to a third party,

                              regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.

NOTICE TO           7.        a.        The  ASSURED  shall  give  the  COMPANY
COMPANY - PROOF -                       notice  exceed  sixty  (60)  days  after
LEGAL                                   discovery of loss, in an amount  that is
PROCEEDINGS                             in  excess  of  50%  of  the  applicable
AGAINST                                 DEDUCTIBLE AMOUNT, as  stated In ITEM 2.
COMPANY                                 of the DECLARATIONS.

                              b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                              c. Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                              d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty
                                        (60)  days  after  the  proof of loss is
                                        filed with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                              e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

CONDITIONS AND
LIMITATIONS

NOTICE TO COMPANY             f.        Proof of loss involving  Voice Initiated
- PROOF - LEGAL                         Funds Transfer Instruction Shall include
PROCEEDINGS                             electronic     recordings     of    such
AGAINST COMPANY                         instructions.
(CONTINUED)

DEDUCTIBLE AMOUNT   8.        The COMPANY shall not be liable under any INSURING
                              CLAUSES of this Bond on account of loss unless the
                              amount  of  such  loss,  after  deducting  the net
                              amount  of  all   reimbursement   and/or  recovery
                              obtained or made by the  ASSURED,  other than from
                              any  Bond or  policy  of  insurance  issued  by an
                              insurance  company and covering  such loss,  or by
                              the COMPANY on account thereof prior to payment by
                              the  COMPANY  of  such  loss,   shall  exceed  the
                              DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable LIMITS OF
                              LIABILITY stated in ITEM 2. of the DECLARATIONS.

                              There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT Company.

VALUATION           9.        BOOKS OF ACCOUNT OR OTHER RECORDS

                              The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                              The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                              In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                              OTHER PROPERTY

                              The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.

CONDITIONS AND
LIMITATIONS
(CONTINUED)

SECURITIES          10.       In the event of a loss of securities covered under
SETTLEMENT                    this  Bond,   the   COMPANY   may,   at  its  sole
                              discretion,   purchase   replacement   securities,
                              tender the value of the  securities  in money,  or
                              issue  its   indemnity   to   effect   replacement
                              securities.

                              The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                              a. for securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                              b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                              c. for securities having a value greater than the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                              The value referred to in Section 10.a., b., and c. is the value in accordance with Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                              The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                              The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in Section 10.a., b., and
                              c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

SUBROGATION -       11.       In the event of a payment  under  this  Bond,  the
ASSIGNMENT -                  COMPANY   shall  be   subrogated  to  all  of  the
RECOVERY                      ASSURED'S rights of recovery against any person or
                              entity to the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and Interest and causes of action against any person or entity to the extent of such payment.

                              Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                              a. first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that It is in excess of the applicable LIMIT OF LIABILITY,

                              b. second, to the COMPANY in satisfaction of amounts paid in settlement of the ASSURED'S claim,

                              c. third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE AMOUNT, and

CONDITIONS AND
LIMITATIONS

SUBROGATION -                 d.        fourth,  to the ASSURED in  satisfaction
ASSIGNMENT -                            of any  loss  suffered  by  the  ASSURED
RECOVERY                                which was not covered under this Bond.
(CONTINUED)
                              Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.

COOPERATION OF ASSURED        At the COMPANY'S  request and at reasonable  times
                              and places designated by the COMPANY, the ASSURED shall:

                              a. submit to examination by the COMPANY and subscribe to the same under oath,

                              b. produce for the COMPANY'S examination all pertinent records, and

                              c.        cooperate   with  the   COMPANY  in  all
                                        matters pertaining to the loss.

                              The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

TERMINATION         13.       If the Bond is for a sole ASSURED, it shall not be
                              terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                              If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                              This Bond will terminate as to any one ASSURED, other than an INVESTMENT COMPANY:

                              a. immediately on the taking over of such ASSURED by a receiver or other liquidator or by State or Federal officials, or

                              b. immediately on the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                              c. immediately upon such ASSURED ceasing to exist, whether through merger into another entity, disposition of all of its assets or otherwise.

                              The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.

CONDITIONS AND
LIMITATIONS

TERMINATION                   If any partner,  director,  trustee, or officer or
(CONTINUED)                   supervisory  employee  of an ASSURED not acting in
                              collusion with an EMPLOYEE learns of any dishonest
                              act  committed  by  such  EMPLOYEE  at  any  time,
                              whether  in  the  employment  of  the  ASSURED  or
                              otherwise,  whether or not such act is of the type
                              covered under this Bond,  and whether  against the
                              ASSURED  or  any  other  person  or  entity,   the
                              ASSURED:

                              a. shall immediately remove such EMPLOYEE from a position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this Bond; and

                              b. within forty-eight (48) hours of learning that an EMPLOYEE has committed any dishonest act, shall notify the COMPANY of such action and provide full particulars of such dishonest act.

                              The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.


OTHER  INSURANCE    14.       Coverage  under  this  Bond  shall  apply  only as
                              excess over any valid and collectible Insurance, indemnity or suretyship obtained by or on behalf of:

                              a.        the ASSURED,

                              b.        a TRANSPORTATION COMPANY, or

                              c.        another  entity  on whose  premises  the
                                        loss  occurred  or  which  employed  the
                                        person  causing  the loss or engaged the
                                        messenger    conveying    the   PROPERTY
                                        involved.

CONFORMITY          15.       If any  limitation  within this Bond is prohibited
                              by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

CHANGE OR           16.       This Bond or any instrument  amending or affecting
MODIFICATION                  this Bond may not be changed or  modified  orally.
                              No change in or modification of this Bond shall be
                              effective except when made by written  endorsement
                              to   this   Bond    signed   by   an    authorized
                              representative of the COMPANY.

                              If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

CONDITIONS AND
LIMITATIONS

CHANGE OR           If  this  Bond  is  for  a  joint  ASSURED,   no  charge  or
MODIFICATIONS       modification  which would adversely affect the rights of the
(CONTINUED)         ASSURED  shall be  effective  prior to sixty (60) days after written notice has been furnished to all insured  INVESTMENT
                    COMPANIES and to the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

                                               FEDERAL INSURANCE COMPANY

                                               Endorsement No:    1

                                               Bond Number:    81458705

NAME OF ASSURED:  EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------
                           NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Private Equity Fund II, Inc.
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Excelsior Directional Hedge Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Buyout Investors, LLC






This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2007.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date:  April 25, 2007              By /s/ Robert Hamburger
                                      -------------------------------
                                            Authorized Representative

                                                         ENDORSEMENT/RIDER

Effective date of
this endorsement/rider:  April 6, 2007         FEDERAL INSURANCE COMPANY

                                               Endorsement No:    2

                                               To be attached to and
                                               form a part of Bond No. 81458705

Issued to:  EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------

                 DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR
                            MODIFICATION ENDORSEMENT

In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1 The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following

         If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.



The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this bond shall remain unchanged.


                                          /s/ Robert Hamburger
                                          --------------------------------------
                                                  Authorized Representative

                                               FEDERAL INSURANCE COMPANY

                                               Endorsement No:    3

                                               Bond Number:    81458705

NAME OF ASSURED:  EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------

                        NON-REGISTERED FUNDS ENDORSEMENT

It is agreed that this Bond is amended by deleting in its entirety from Section
1. Definitions, the definition of INVESTMENT COMPANY and substituting the following:

g. INVESTMENT COMPANY means any investment company listed under the NAME OF ASSURED on the DECLARATIONS.






This Endorsement applies to loss discovered after 12:01 a m. on April 6, 2007.






ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED




Date:  April 25, 2007              By /s/ Robert Hamburger
                                      -------------------------------
                                            Authorized Representative

                                               FEDERAL INSURANCE COMPANY
                                               Endorsement No:    4
                                               Bond Number:    81458705

NAME OF ASSURED:  EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------
                  TERMINATION-NONRENEWAL-NOTICE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1. By adding to Section 13., Termination, the following:

   "Termination By The Company

   Bonds In Effect For More Than Sixty (60) Days

   If this Bond has been in effect for more than sixty (60) days, or, if this Bond is a renewal, the COMPANY may terminate by providing written notice of cancellation at least sixty (60) days before the effective date of termination for at least one of the following reasons:

   1.  Nonpayment of premium;

   2. Discovery of fraud or material misrepresentation in obtaining this Bond or in the presentation of a claim thereunder;

   3. Discovery of willful or reckless acts or omissions or violation of any provision of this Bond on the part of the ASSURED which substantially and materially increases any hazard insured against, and which occurred subsequent to the inception of the current BOND PERIOD;

   4. Conviction of the ASSURED of a crime arising out of acts increasing the hazard insured against;

   5. Material change in the risk which increases the risk of loss after insurance coverage has been issued or renewed, except to the extent that the COMPANY should reasonably have foreseen the change, or contemplated the risk when the contract was written;

   6. Determination by the Commissioner that the continuation of the Bond would jeopardize a COMPANY'S solvency or would place the COMPANY in violation of the insurance laws of any state;

   7.  Determination  by the  Commissioner  that  continuation  of  the  present
       premium   volume  of  the  COMPANY   would   jeopardize   the   COMPANY'S
       policyholders, creditors or the public;

   8.  Such other reasons that are approved by the Commissioner;

   9. Determination by the Commissioner that the COMPANY no longer has adequate reinsurance to meet the ASSUREDS needs;

   10. Substantial breaches of contractual duties, conditions or warranties; or

   11. Unfavorable underwriting facts, specific to the ASSURED, existing that were not present at the inception of the Bond.

       Bonds In Effect Sixty (60) Days Or Less

       If this Bond has been in effect for sixty (60) days or less, and it is not a renewal Bond, the COMPANY may terminate for any reason by providing written notice of termination at least sixty (60) days before the effective date of termination.

       Notice Of Termination

       Notice of termination under this Section shall be mailed or delivered, by certified mail, return receipt provided by the United States Postal Service, to the ASSURED and to the authorized agent or broker, if any, at least sixty (60) days prior to the effective date of cancellation at the address shown on the DECLARATIONS of this Bond.

       If this Bond is cancelled for nonpayment of premium, the COMPANY will mail or deliver, by certified mail, return receipt provided by the United States Postal Service, a written notice at least thirty (30) days before the effective date of cancellation. The cancellation notice shall contain information regarding the amount of premium due and the due date, and shall state the effect of nonpayment by the due date. Cancellation shall not be effective if payment of the amount due is made prior to the effective date of cancellation.

       All notice of cancellation shall state the reason(s) for cancellation.

       There is no liability on the part of, and no cause of action of any nature shall arise against, the COMPANY, its authorized representatives, its employees, or any firm, person or corporation furnishing to the COMPANY, Information relating to the reasons for cancellation or nonrenewal, for any statement made by them in complying or enabling the COMPANY to comply with this Section, for the provision of information pertaining thereto, or for statements made or evidence submitted at any hearings conducted in connection therewith, if such information was provided in good faith and without malice.

       Notice Of Nonrenewal

       If the COMPANY elects not to renew this Bond, the COMPANY shall mail or deliver written notice, by certified mall, return receipt, provided by the United States Postal Service, to the ASSURED, at his last known address, at least sixty (60) days before the expiration date or before the anniversary date, if this Bond has been written for a term of more than one (1) year. Such notice shall also be mailed to the ASSURED'S agent or broker, if any.

       Such notice shall contain all of the following:

       a. Bond Number;
       b. Date of Notice;
       c. Reason for Cancellation;
       d. Expiration Date of the Bond;
       e. Effective Date and Hour of Cancellation.

       Notice of nonrenewal shall not be required if the COMPANY or a COMPANY within the same insurance group has offered to Issue a renewal Bond, the ASSURED has obtained replacement coverage or has agreed in writing to obtain replacement coverage, the ASSURED has requested or agreed to nonrenewal, or the Bond is expressly designated as nonrenewable.

       Return Premium Calculations

       Any unearned premiums which have been paid by the ASSURED shall be refunded to the ASSURED on a pro rata basis if terminated by the COMPANY or the ASSURED. The unearned premiums shall be refunded to the ASSURED within forty-five (45) days of receipt of the request for cancellation or the effective date of cancellation, whichever is later.

       Conditional Renewal

       If the COMPANY offers or purports to renew the Bond, but on less favorable terms or at higher rates, the new terms or higher premiums may take effect on the renewal date, if the COMPANY mails or delivers by certified mail, return receipt provided by the United States Postal Service, to the ASSURED, notice of the new terms or premiums at least sixty (60) days prior to the renewal date. If the COMPANY notifies the ASSURED within sixty (60) days prior to the renewal date, the new terms or premiums do not take effect until sixty (60) days after the notice is mailed or delivered, in which case, the ASSURED may elect to cancel the renewal Bond within the sixty (60) day period. If the COMPANY does not notify the ASSURED of the new terms or premiums, the COMPANY shall continue the Bond at the expiring terms and premiums until notice is given or until the effective date of replacement coverage is obtained by the ASSURED, whichever occurs first."

2. It is further understood and agreed that for the purposes of Section 13., Termination, any occurrence. listed in this Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.

This Endorsement applies to loss discovered after 12:01 a.m on April 6, 2007.



ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED:



Date:  April 25, 2007                   By /s/ Robert Hamburger
                                           -------------------------------
                                                 Authorized Representative


Effective date of
this endorsement:  April 6, 2007               FEDERAL INSURANCE COMPANY

                                               Endorsement No.:  5


                                               To be attached to and form a part of Bond
                                               Number:     81458705


Issued to:  EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------

              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.






ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date:  April 25, 2007                   By /s/ Robert Hamburger
                                           -------------------------------
                                                 Authorized Representative

CHUBB                             CHUBB & SON, div. of Federal Insurance Company
                                        as manager of the member insurers of the
                                              Chubb Group of Insurance Companies
--------------------------------------------------------------------------------

                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby notified that, under the Terrorism Risk Insurance Act of 2002 (the "Act") effective November 26, 2002, this policy makes available to you insurance for losses arising out of certain acts of international terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism, to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 90% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage. The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is:
$ -0-.

If you have any questions about this notice, please contact your agent or broker.

                                                  FEDERAL INSURANCE COMPANY

                                                  Endorsement No:   8

                                                  Bond Number       81458705


NAME OF ASSURED: EXCELSIOR PRIVATE EQUITY FUND II, INC.

--------------------------------------------------------------------------------

                           NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Private Equity Fund II, Inc.
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Excelsior Directional Hedge Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LTD.
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Directional Hedge Fund of Funds (TE), LLC
Excelsior Directional Hedge Fund of Funds (TI), LLC





This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2007.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date:  April 28, 2007                   By /s/ Robert Hamburger
                                           -------------------------------
                                               AUTHORIZED REPRESENTATIVE

                                                  FEDERAL INSURANCE COMPANY

                                                  Endorsement No:     9

                                                  Bond Number         81458705


NAME OF ASSURED: EXCELSIOR PRIVATE EQUITY FUND II, INC.

-------------------------------------------------------------------------------

                           NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Private Equity Fund II, Inc.
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Excelsior Directional Hedge Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LLC
Excelsior Absolute Return Fund of Funds, LTD.
Excelsior Absolute Return Fund of Funds Master Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Directional Hedge Fund of Funds (TE), LLC
Excelsior Directional Hedge Fund of Funds (TI), LLC
UST Global Private Markets Fund, LLC
Excelsior Directional Hedge Fund of Funds, Ltd.





This Endorsement applies to loss discovered after 12:01 a.m. on May 1, 2007.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date:  April 28, 2007                   By /s/ Robert Hamburger
                                           -------------------------------
                                              AUTHORIZED REPRESENTATIVE



                                                                          Page 1